SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective prospectus of each of the listed funds:

Scudder Focus Value+Growth Fund

Scudder Global Biotechnology Fund

Scudder High Income Opportunity Fund

--------------------------------------------------------------------------------

Scudder Focus Value+Growth Fund and Scudder High Income Opportunity Fund:
Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor for Scudder Focus Value+Growth Fund and Scudder High Income Opportunity Fund, is proposing the following fund mergers as part of the Advisor's initiative to restructure and streamline the family of Scudder funds. In the chart below, the Acquired Funds on the left are merging into the Acquiring Funds on the right.

--------------------------------------------------------------------------------
Acquired Funds                           Acquiring Funds
--------------------------------------------------------------------------------
Scudder Focus Value+Growth Fund          Scudder Growth and Income Fund
--------------------------------------------------------------------------------
Scudder High Income Opportunity Fund     Scudder High Income Plus Fund
--------------------------------------------------------------------------------

Completion of each merger is subject to a number of conditions, including final approval by each participating Fund's Board and approval by share-holders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Fund.

Scudder Global Biotechnology Fund only: Upon the recommendation of the Advisor, the Board of Scudder Global Biotechnology Fund (the "Fund") approved the termination and liquidation of the Fund effective on or about February 17, 2005 (the "Liquidation Date"). Accordingly, the Fund will redeem involuntarily the shares of any Fund shareholder outstanding on the Liquidation Date. Shareholders may exchange their outstanding shares of the Fund prior to the Liquidation Date for shares of the same class of another Scudder fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they own minus any applicable sales charges. Shareholders who elect to exchange their shares for the same class of another Scudder fund may do so without payment of any further sales charges.

Shareholders whose shares are redeemed involuntarily by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any sales charges. The redemption of shares may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

In conjunction with approving the termination and liquidation of the Fund, the Board of the Fund further approved closing the Fund to new investments effective as of the close of business on December 15, 2004. Qualified Plans that currently offer the Fund as an investment option may continue to offer the Fund to their participants until the Liquidation Date.










December 21, 2004











       Please Retain This Supplement for Future Reference